                                                              EXHIBIT T3E.2
                             LETTER OF TRANSMITTAL


                               OFFER TO EXCHANGE
                                 NOTES DUE 2033
                       FOR ANY AND ALL OF THE OUTSTANDING
                              8.30% NOTES DUE 2023
                                       OF
                               CIGNA CORPORATION
                       PURSUANT TO THE OFFERING CIRCULAR
                              DATED JUNE 24, 1998

--------------------------------------------------------------------------------
THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON THURSDAY, JULY 23, 1998, UNLESS EXTENDED (THE "EXPIRATION DATE").
--------------------------------------------------------------------------------

                PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

If you desire to accept the Exchange Offer, this Letter of Transmittal should be completed, signed, and submitted to the Exchange Agent:

                       IBJ SCHRODER BANK & TRUST COMPANY

                                                     By Facsimile
By Mail:                                          (212) 858-2611                   By Hand or Overnight Delivery:
P.O. Box 84                                                                                One State Street
Bowling Green Station                                                                 New York, New York  10004
New York, New York  10274-0084                                                       Attn:  Securities Processing
Attn:  Reorganization Operations                                                     Window, Subcellar One (SC-1)
 Department
                                                  Confirm by Telephone
                                                      (212) 858-2103

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

                             The Information Agent:

                            MACKENZIE PARTNERS, INC.

                                156 Fifth Avenue
                           New York, New York  10010
                         (212) 929-5500 (call collect)
                           (800) 322-2885 (toll free)

  For any questions regarding this Letter of Transmittal or for any additional information you may contact the Exchange Agent or the Information Agent.

  The undersigned hereby acknowledges receipt of the Offering Circular dated June 24, 1998 (as it may be supplemented and amended from time to time, the "Offering Circular") of CIGNA Corporation, a Delaware corporation ("Company"), and this Letter of Transmittal (the "Letter of Transmittal") and the Notice of Guaranteed Delivery, of even date herewith, that together constitute the Company's offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $100,000,000 of its Notes Due 2033 (the "New Notes") for a like amount of its issued and outstanding 8.30% Notes Due 2023 (the "Old Notes") from its registered holders (individually, a "Holder" and collectively, the "Holders") thereof.

  Capitalized terms used but not defined herein have the meanings ascribed to them in the Offering Circular.

  The undersigned hereby tenders the Old Notes described in Box 1 below, upon the terms and subject to the conditions described in the Offering Circular and this Letter of Transmittal. The undersigned is the Holder of all the Old Notes and the undersigned represents that it has received from each beneficial owner of the tendered Old Notes ("Beneficial Owners") valid instructions which authorize and instruct the undersigned to take the action described in this Letter of Transmittal.

  Subject to, and effective upon, the acceptance for exchange of the tendered Old Notes, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title, and interest in, to and under the tendered Old Notes. Holders that tender and do not withdraw their Old Notes will receive upon acceptance of the Old Notes by the Company a participation fee equal to 1.50% of the principal amount tendered (the "Participation Fee").

  Please issue the New Notes exchanged for tendered Old Notes in the name(s) of the undersigned. If Old Notes not tendered or not exchanged are to be delivered to, or a check for the Participation Fee is to be issued to, a person other than to the Holder of the Old Notes tendered or to an address other than that of the Holder of such Old Notes, such Holder should so indicate in the section of this Letter of Transmittal entitled "Special Delivery Instructions" below (see Box
2).

  The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney in fact of the undersigned with respect to the tendered Old Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver the tendered Old Notes to the Company or cause ownership of the tendered Old Notes to be transferred to, or upon the order of, the Company, on the books of the registrar for the Old Notes and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the New Notes to which the undersigned is entitled upon acceptance by the Company of the tendered Old Notes pursuant to the Exchange Offer, (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of the tendered Old Notes, all in accordance with the terms of the Exchange Offer, and (iii) receive payment of the Participation Fee from the Company and transmit payment to the Holders.

  The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption "The Exchange Offer--Procedures for Tendering Old Notes" in the Offering Circular and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Offering Circular under the caption "The Exchange Offer--Withdrawal Rights." All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned or any Beneficial Owner(s) hereunder shall be binding upon the heirs, representatives, successors, and assigns of the undersigned and such Beneficial Owner(s).

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign, and transfer the tendered Old Notes and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, and adverse claims when the tendered Old Notes are acquired by the Company as contemplated herein. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents reasonably requested by the Company or the Exchange Agent as necessary or desirable to complete and give effect to the transactions contemplated hereby.

  The undersigned hereby represents and warrants that the information set forth in Box 1 is true and correct.

  Holders of Old Notes that are tendering their Old Notes by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through the DTC Automated Tender Offer Program ("ATOP"), for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's DTC account. DTC will then send an Agent's Message to the Exchange Agent for its acceptance. DTC participants may also accept the Exchange Offer prior to the Expiration Date by submitting a Notice of Guaranteed Delivery through ATOP.

[ ] CHECK HERE IF OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE "USE OF BOOK-ENTRY TRANSFER" BELOW (Box 4).

[ ] CHECK HERE IF OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE "USE OF GUARANTEED DELIVERY" BELOW (Box 3).

[ ]  CHECK HERE IF OLD NOTES ARE BEING DELIVERED HEREWITH.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                     CAREFULLY BEFORE COMPLETING THE BOXES


-----------------------------------------------------------------------------------------------------
                                                BOX 1
                                  DESCRIPTION OF OLD NOTES TENDERED
                           (ATTACH ADDITIONAL SIGNED PAGES, IF NECESSARY)
-----------------------------------------------------------------------------------------------------
                                                                     AGGREGATE
                                                                     PRINCIPAL           AGGREGATE
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S),    CERTIFICATE       AMOUNT             PRINCIPAL
EXACTLY AS NAME(S) APPEAR(S) ON OLD NOTE            NUMBER(S) OF  REPRESENTED BY          AMOUNT
 CERTIFICATE(S)                                      OLD NOTES*   CERTIFICATE(S)        TENDERED**
(PLEASE FILL IN, IF BLANK)
-----------------------------------------------------------------------------------------------------

                                                                                 --------------------

                                                                                 --------------------

                                                                                 --------------------

                                                                                 --------------------

                                                                                 --------------------

--------------------------------------------------                               --------------------
     TOTAL
-----------------------------------------------------------------------------------------------------
*   NEED NOT BE COMPLETED BY PERSONS TENDERING BY BOOK-ENTRY TRANSFER.
**  THE MINIMUM PERMITTED TENDER IS $1,000 IN PRINCIPAL AMOUNT OF OLD NOTES. ALL OTHER TENDERS MUST BE
    IN INTEGRAL MULTIPLES OF $1,000 OF PRINCIPAL AMOUNT. UNLESS OTHERWISE INDICATED IN THIS COLUMN,
    THE PRINCIPAL AMOUNT OF ALL OLD NOTES IDENTIFIED IN THIS BOX 1 OR DELIVERED TO THE EXCHANGE AGENT
    HEREWITH SHALL BE DEEMED TENDERED. SEE INSTRUCTION 4.
------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------
                                     BOX 2
                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 5, 6 AND 7)

TO BE COMPLETED ONLY IF NEW NOTES EXCHANGED FOR OLD NOTES AND UNTENDERED OLD NOTES AND/OR THE CHECK FOR PAYMENT OF THE PARTICIPATION FEE ARE TO BE SENT TO SOMEONE OTHER THAN THE UNDERSIGNED, OR TO THE UNDERSIGNED AT AN ADDRESS OTHER THAN THAT SHOWN ABOVE.

MAIL:  [ ]  NEW NOTE(S) AND ANY OLD NOTES NOT TENDERED HEREBY TO:
       [ ]  CHECK TO:
NAME(S):

-----------------------------------------------------------------------------
(PLEASE PRINT)

ADDRESS:

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
(INCLUDE ZIP CODE)

TAX IDENTIFICATION OR
SOCIAL SECURITY NO.:
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
                                     BOX 3
                          USE OF GUARANTEED DELIVERY
                              (SEE INSTRUCTION 2)

TO BE COMPLETED ONLY IF OLD NOTES ARE BEING TENDERED BY MEANS OF A NOTICE OF GUARANTEED DELIVERY.

NAME(S) OF HOLDER(S):---------------------------------------------------------

WINDOW TICKET NO. (IF ANY):---------------------------------------------------

DATE OF EXECUTION OF NOTICE OF GUARANTEED DELIVERY:---------------------------

NAME OF ELIGIBLE INSTITUTION THAT GUARANTEED DELIVERY:------------------------

IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:
        DTC ACCOUNT NUMBER:---------------------------------------------------

        VOI NUMBER:-----------------------------------------------------------
-------------------------------------------------------------------------------

                                     BOX 4
                          USE OF BOOK-ENTRY TRANSFER
                              (SEE INSTRUCTION 1)

TO BE COMPLETED ONLY IF DELIVERY OF OLD NOTES IS TO BE MADE BY BOOK-ENTRY TRANSFER.

NAME OF TENDERING INSTITUTION:--------------------------------------------------

ACCOUNT NUMBER:-----------------------------------------------------------------

VOI NUMBER:---------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                       BOX 5
                                             TENDERING HOLDER SIGNATURE
                                             (SEE INSTRUCTIONS 1 AND 5)
                                      IN ADDITION, COMPLETE SUBSTITUTE FORM W-9
--------------------------------------------------------------------------------------------------------------------
X --------------------------------------------               SIGNATURE GUARANTEE
                                                             (IF REQUIRED BY INSTRUCTION 5)
X --------------------------------------------
           (SIGNATURE OF HOLDER(S)                           AUTHORIZED SIGNATURE
           OR AUTHORIZED SIGNATORY)
                                                             X------------------------------------------------------
NOTE:  THE ABOVE LINES MUST BE SIGNED BY THE
REGISTERED HOLDER(S) OF OLD NOTES AS THEIR NAME(S)           NAME:--------------------------------------------------
APPEAR(S) THEREIN OR BY PERSON(S) AUTHORIZED TO                   (PLEASE PRINT)
BECOME REGISTERED HOLDER(S) (EVIDENCE OF SUCH
AUTHORIZATION MUST BE TRANSMITTED WITH THIS LETTER           TITLE:-------------------------------------------------
OF TRANSMITTAL).  IF SIGNATURE IS BY A TRUSTEE,
EXECUTOR, ADMINISTRATOR, GUARDIAN, ATTORNEY-IN-FACT,         NAME OF FIRM:------------------------------------------
OFFICER, OR OTHER PERSON ACTING IN A FIDUCIARY OR                          (MUST BE AN ELIGIBLE INSTITUTION
REPRESENTATIVE CAPACITY, SUCH PERSON MUST SET FORTH                         AS DEFINED IN INSTRUCTION 2)
HIS OR HER FULL TITLE BELOW.  SEE INSTRUCTION 5

NAME(S): -----------------------------------                 ADDRESS: ----------------------------------------------

CAPACITY:-----------------------------------                          ----------------------------------------------

ADDRESS: -----------------------------------                          ----------------------------------------------
                                                                                                        (ZIP CODE)
         -----------------------------------
                                 (ZIP CODE)                  AREA CODE AND TELEPHONE NUMBER:------------------------

AREA CODE AND TELEPHONE NUMBER:-------------                 DATED:-------------------------------------------------

TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER:

         -----------------------------------

------------------------------------------------------       -----------------------------------------------------

PAYORS NAME: IBJ SCHRODER BANK & TRUST COMPANY
             ---------------------------------

------------------------------------------------------------------------------------------------------------------------
                              NAME: (If joint names, list first and circle the name of the person or
SUBSTITUTE                    entity whose number you enter in Part 1 below. See instructions if your name has changed.
FORM W-9
DEPARTMENT OF THE             -------------------------------------------------------------------------------------------
TREASURY
INTERNAL REVENUE SERVICE      ADDRESS:-----------------------------------------------------------------------------------

                              -------------------------------------------------------------------------------------------
PAYER'S REQUEST FOR TAXPAYER  CITY, STATE AND ZIP CODE:------------------------------------------------------------------
IDENTIFICATION NUMBER (TIN)   -------------------------------------------------------------------------------------------
                              LIST ACCOUNT NUMBER(S) (OPTIONAL):---------------------------------------------------------
                             -------------------------------------------------------------------------------------------


                              PART 1--PLEASE PROVIDE YOUR TAXPAYER
                              IDENTIFICATION NUMBER IN THE BOX AT     ------------------------------
                              RIGHT AND CERTIFY BY SIGNING AND        Social Security Number
                              DATING BELOW
                                                                      OR


                                                                      ------------------------------
                                                                      Taxpayer Identification Number
                            -------------------------------------------------------------------------------------------
                              PART 2--Check the box if you are NOT                      PART 3--
                              subject to backup withholding under
                              the provisions of section                                 Awaiting TIN [ ]
                              3406(a)(1)(C) of the Internal Revenue
                              Code because (1) you have not been
                              notified that you are subject to
                              backup withholding as a result of
                              failure to report all interest or
                              dividends or (2) the Internal Revenue
                              Service has notified you that you are
                              no longer subject to backup
                              withholding.  [ ]

-----------------------------------------------------------------------------------------------------------------------
CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM IS
TRUE, CORRECT AND COMPLETE.

SIGNATURE-----------------------------------                              DATE-----------------------------------------

NAME (Please Print)
-----------------------------------------------------------------------------------------------------------------------

NOTE:  FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS
       MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF
       TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

                                      CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

       I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I
  intend to mail or deliver an application in the near future. I understand that, if I do not provide a taxpayer identification number to the exchange agent, 31% of all reportable payments made to me will be withheld, but will be refunded if I provide a certified taxpayer identification number within 60 days.

    -------------------------------------------------                --------------------------------------------------
                    Signature                                                                 Date

   --------------------------------------------------
                Name (Please Print)

   --------------------------------------------------------------------------------------------------------------------

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL

         Forming Part of the Terms and Conditions of the Exchange Offer

  1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD NOTES. This Letter of Transmittal is to be completed by Holders of tendered Old Notes if certificates representing such tendered Old Notes are to be forwarded herewith pursuant to the procedures set forth in the Offering Circular under "The Exchange Offer-- Procedures for Tendering Old Notes," unless delivery of such certificates is to be made by book-entry transfer to the Exchange Agent's account maintained by DTC through ATOP. For a Holder to properly tender Old Notes pursuant to the Exchange Offer, a properly completed and duly executed copy of this Letter of Transmittal, including the Substitute Form W-9, and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein, and either (i) certificates for tendered Old Notes must be received by the Exchange Agent at its address set forth herein, or (ii) such tendered Old Notes must be transferred pursuant to the procedures for book-entry transfer described in the Offering Circular under the caption "The Exchange Offer--Procedures for Tendering" (and a confirmation of such transfer received by the Exchange Agent) in each case prior to Expiration Date. The method of delivery of certificates for tendered Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the tendering holder and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or tendered Old Notes should be sent to the Company. Neither the Company nor the Exchange Agent is under any obligation to notify any tendering holder of the Company's acceptance of tendered Old Notes prior to the closing of the Exchange Offer.

  2. GUARANTEED DELIVERY PROCEDURES. If a Holder desires to tender Old Notes pursuant to the Exchange Offer and (a) certificates representing such tendered Old Notes are not immediately available, (b) time will not permit such Holder(s) Letter of Transmittal, certificates representing such tendered Old Notes and all other required documents to reach the Exchange Agent on or prior to the Expiration Date, or (c) the procedures for book-entry transfer cannot be completed on or prior to the Expiration Date, such Holder may tender Old Notes with the effect that such tender will be deemed to have been received on or prior to the Expiration Date if the procedures set forth below and in the Offering Circular under "The Exchange Offer--Guaranteed Delivery Procedures" (including the completion of Box 3 above) are followed. Pursuant to such procedures, (i) the tender must be made by or through an Eligible Institution (as defined), (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company herewith, or an Agent's Message with respect to a guaranteed delivery that is accepted by the Company, must be received by the Exchange Agent on or prior to the Expiration Date, and (iii) the certificates for the tendered Old Notes, in proper form for transfer (or a Book-Entry Confirmation of the transfer of such tendered Old Notes to the Exchange Agent's account at DTC as described in the Offering Circular), together with a Letter of Transmittal (or manually signed facsimile thereof) properly completed and duly executed, with any required signature guarantees and any other documents required by the Letter of Transmittal or a properly transmitted Agent's Message, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery. Any Holder who wishes to tender Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such tendered Old Notes prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by an Eligible Holder who attempted to use the guaranteed delivery process.

  3. BENEFICIAL OWNER INSTRUCTIONS TO HOLDERS. Only a Holder in whose name Old Notes are registered on the books of the registrar (or the legal representative or attorney-in-fact of such registered holder) may execute and deliver this Letter of Transmittal. Any Beneficial Owner of Old Notes who is not the Holder must arrange promptly with the Holder to execute and deliver this Letter of Transmittal on his or her behalf.

  4. PARTIAL TENDERS. Tenders of Old Notes will be accepted only in integral multiples of $1,000 in principal amount. If less than the entire principal amount of Old Notes held by the Holder is tendered, the Holder should fill in the principal amount tendered in the column labeled "Aggregate Principal Amount Tendered" of the box entitled "Description of Notes Tendered" (see Box 1) above. The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes held by the Holder is not tendered, then new certificates representing the Old Notes for the principal amount of Old Notes not tendered and New Notes issued in exchange for any Old Notes tendered and accepted will be sent to the Holder at its registered address, unless a different address is provided in the box entitled "Special Delivery Instructions" on this Letter of Transmittal, as soon as practicable following the Expiration Date.

  5. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the Holder(s) of the tendered Old Notes, the signature must correspond with the name(s) as written on the face of the tendered Old Notes without alteration, enlargement or any change whatsoever.

  If any of the tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Old Notes are held in different names, it will be necessary to complete, sign and submit as many separate copies of the Letter of Transmittal as there are different names in which such tendered Old Notes are held.

  If this Letter of Transmittal is signed by the Holder(s) of Old Notes, and New Notes issued in exchange therefor are to be issued (and any untendered principal amount of Old Notes is to be reissued) in the name of the Holder(s), then such Holder(s) need not and should not endorse any Old Notes, nor provide a separate bond power. In any other case, such Holder(s) must either properly endorse the tendered Old Notes or transmit a properly completed separate bond power with this Letter of Transmittal with the signature(s) on the endorsement or bond power guaranteed by a Medallion Signature Guarantor (as defined below).

  If this Letter of Transmittal is signed by a person other than the Holder(s) of any tendered Old Notes, such tendered Old Notes must be endorsed or accompanied by appropriate bond powers, in each case, signed as the name(s) of the Holder(s) appear(s) on the tendered Old Notes, with the signature(s) on the endorsement or bond power guaranteed by a Medallion Signature Guarantor.

  If this Letter of Transmittal or any tendered Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorney-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

  Signatures on this Letter of Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (each a "Medallion Signature Guarantor"), unless the Old Notes are tendered (i) by the Holder of the Old Notes (or by a participant in DTC whose name appears on a security position listing as the owner of such Old Notes) who has not completed Box 2 ("Special Delivery Instructions") on this Letter of Transmittal, or (ii) for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. ("NASD") or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an "Eligible Institution"). If the tendered Old Notes are registered in the name of a person other than the signer of the Letter of Transmittal or if Old Notes not tendered are to be returned to a person other than the Holder, then the signature on this Letter of Transmittal accompanying the tendered Old Notes must be guaranteed by a Medallion Signature Guarantor as described above. Beneficial Owners whose tendered Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender such Old Notes.

  6. SPECIAL DELIVERY INSTRUCTIONS. Holders should indicate in Box 2 ("Special Delivery Instructions") the name and address to which the New Notes and/or substitute Old Notes for principal amounts not tendered or not accepted for exchange, and/or payment of the Participation Fee, are to be sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

  7. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the transfer and exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the Holder or on any other person) will be payable by the Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such Holder.

  It will not be necessary for transfer tax stamps to be affixed to the tendered Old Notes listed in this Letter of Transmittal.

  8. TAX IDENTIFICATION NUMBER. Federal income tax law requires that the Holder(s) of any Old Notes which are accepted for exchange must provide the Exchange Agent (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a Holder who is an individual, is his or her social security number. If the Exchange

Agent is not provided with the correct TIN, the Holder may be subject to backup withholding and a $50 penalty imposed by the Internal Revenue Service ("IRS"). (If withholding results in an over-payment of taxes, a refund may be obtained.) Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

  To prevent backup withholding, each Holder of tendered Old Notes must provide such Holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such Holder is awaiting a TIN), and that (i) the Holder has not been notified by the IRS that such Holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) if previously so notified, the IRS has notified the Holder that such Holder is no longer subject to backup withholding. If the tendered Old Notes are registered in more than one name or are not in the name of the actual owner, consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report.

  The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligation regarding backup withholding.

  9. VALIDITY OF TENDERS. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the right to reject any and all Old Notes not validly tendered or any Old Notes the Company's acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Old Notes as to any ineligibility of any Holder who seeks to tender Old Notes in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the Holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

  10. WAIVER OF CONDITIONS. The Company reserves the absolute right to amend, waive or modify any of the conditions in the Exchange Offer in the case of any Old Notes.

  11. NO CONDITIONAL TENDER. No alternative, conditional, irregular, or contingent tender of Old Notes or transmittal of this Letter of Transmittal will be accepted.

  12. MUTILATED, LOST, STOLEN OR DESTROYED NOTES. Any Holder whose tendered Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

  13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Offering Circular or this Letter of Transmittal may be directed to the Exchange Agent or the Information Agent at the addresses and telephone numbers indicated herein. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

  14. ACCEPTANCE OF TENDERED NOTES AND ISSUANCE OF EXCHANGE NOTES; RETURN OF NOTES. Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly tendered Old Notes as soon as practicable after the Expiration Date and will issue New Notes therefor, along with payment of the Participation Fee, on the fifth business day following the Expiration Date. For purposes of the Exchange Offer, the Company shall be deemed to have accepted tendered Old Notes when, as and if the Company has given written or oral notice (immediately followed in writing) thereof to the Exchange Agent. If any tendered Old Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Old Notes will be returned, without expense, to the undersigned at the address shown in Box l or at a different address as may be indicated herein under "Special Delivery Instructions" (Box 2).

  15. WITHDRAWAL. Tenders may be withdrawn only pursuant to the procedures set forth in the Offering Circular under the caption "The Exchange Offer--Withdrawal Rights."





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